UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: March 15, 2011


                          RED MOUNTAIN RESOURCES, INC.
                          ----------------------------
               (Exact name of Company as specified in its charter)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
                             (Address of Registrant)


                                      None
                                -----------------
          (Former name or former address, if changed since last report)



            Florida                  000-164968                  27-173948
----------------------------    ----------------------      --------------------
(State or other jurisdiction      (Commission File          (IRS Employer Identi
      of incorporation)                Number)                -fication Number)


                                 (720) 204-1013
                                 --------------
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective March 15, 2011, Paul Vassilakos resigned as an officer of the Company, and Kenneth J. Koock was appointed as the Company's Chief Executive Officer.


ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

Name Change
-----------

Effective March 22, 2011 the Company changed its name from Teaching Time, Inc., a Florida corporation, to Red Mountain Resources, Inc., a Florida corporation, to better reflect its current business plan. Red Mountain Resources, Inc. is an independent, growth oriented energy company that intends to acquire and develop oil and gas properties. It currently trades under the symbol "THCT" on the OTC Bulletin Board.


Forward Stock Split
-------------------

Effective March 22, 2011, the Company effected a forward split of 25 for 1 whereby each shareholder of record as of March 1, 2011 will receive 25 shares of common stock for each share they hold.

Increase  in  Authorized  Common  and  Preferred  Shares
--------------------------------------------------------

Effective March 22, 2011, the Company increased its Common Stock to 500,000,000 shares, par value $0.00001. Also effective March 1, 2011, the Company increased its Preferred Stock to 100,000,000 shares, $0.0001 par value.

The Company has filed an Amendment to its Articles of Incorporation to reflect these changes.

                       Section 9 - Financial and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

3.1      Articles of Amendment to Articles of Incorporation

3.2      Certificate of Correction to Articles of Amendment


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    RED MOUNTAIN RESOURCES, INC.



                                    By:  /s/ Kenneth J. Koock
                                         ---------------------------------------
                                         Kenneth J. Koock, President, Chief
                                         Executive Officer, and Interim Acting
                                         Chief Financial Officer


                                         Date: March 22, 2011














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